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                             NOTE PAYMENT AGREEMENT


     NOTE PAYMENT AGREEMENT, dated as of February 28, 2007, among Comtex News Network, Inc., a Delaware corporation ("Comtex"); Tepco Ltd., a Bermuda corporation ("Tepco"); and Andrew S. Zamfotis ("Zamfotis," and, jointly with Tepco, the "Noteholders").

     Tepco and Zamfotis are, as assignees thereof, the joint holders and obligees in the respective ratio of 98% and 2%, of the outstanding promissory note of Comtex in the outstanding principal amount of $856,954.00 (the "Note"). Comtex desires to pay the entire principal amount of the Note in complete discharge of all obligations under the Note, and the Noteholders desire to receive such payment on such terms.

     Accordingly, the parties hereto agree as follows:

     1. As promptly as practicable after the execution and delivery of this instrument, but in no event later than 10 business days after the date hereof, Comtex shall deliver to Samuel Bergman, Esq., the agent of the Noteholders (the "Agent"), at 515 Rockaway Avenue, Valley Stream, NY 11581, the following and as further provided in this agreement (the "Payment") in complete discharge of all obligations under the Note:

     Comtex will pay the Noteholders $650,000.00 in cash and 1,591,953 shares of common stock of Comtex as follows:

     Tepco: $637,000.00 in cash and 1,560,114 shares of common stock of Comtex; and

     Zamfotis: $13,000.00 in cash and 31,839 shares of common stock of Comtex.

Comtex shall deliver (a) the cash portion of the Payment described hereinabove in the form of certified or bank checks to the order of the respective Noteholders and the stock portion of the Payment described hereinabove in the form of stock certificates as provided hereinbelow.

     2. Promptly upon his receipt of the Payment in accordance with this agreement, the Agent shall deliver the Note to Comtex for cancellation.

     3. Comtex represents and warrants to the Noteholders as follows:

     (a) Comtex is a corporation duly formed, validly existing and in good standing under the laws of the state of its incorporation.

     (b) Comtex has all requisite power to execute and deliver this agreement and to carry out and perform its obligations under this agreement. This agreement has been duly executed by Comtex and is a valid and binding agreement of Comtex, enforceable against Comtex in accordance with its terms.

     (c) All  action  of  Comtex  necessary  for the  authorization,  execution,
delivery  and   performance  of  this  agreement  and  the  performance  of  its obligations hereunder has been taken.

     (d) The execution  and delivery by Comtex of this  agreement do not and the
performance  by  Comtex  of  its  obligations   under  this  agreement  and  the
consummation of the transactions contemplated hereby will not:

          (i) conflict with or result in a violation or breach of the articles of organization or bylaws of Comtex;

          (ii) conflict with or result in a violation or breach of any judgment, decree, injunction or similar order of any governmental or regulatory authority or any law, rules, regulations, ordinances or other pronouncements applicable to Comtex having the effect of law of the United States or any political subdivision thereof, or

          (iii) (A) conflict with or result in a violation or breach of, (B) constitute (with or without notice or lapse of time or both) a default under, (C) require Comtex to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (D) result in the creation or imposition of any lien or encumbrance upon Comtex under, any material contract or license to which Comtex is a party, and which, individually or in the aggregate with other such material contracts and licenses, is material to the validity or enforceability of this agreement.

     (e) The shares of Comtex common stock included in the Payment and described hereinabove (the "Comtex Shares") shall be duly authorized and validly issued and, upon receipt hereunder by Comtex of the Note from the Noteholders, fully paid and nonassessable.

     5. The Noteholders hereby severally and not jointly represent and warrant to Comtex as follows (each representation and warranty being given by each Noteholder only with respect to itself):

     (a) The Noteholders have all requisite power to execute and deliver this agreement and to carry out and perform their obligations under this agreement. This agreement has been duly executed by the Noteholders and is their valid and binding agreement, enforceable against them in accordance with its terms.

     (b) Tepco is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation. All action of Tepco necessary for the authorization, execution, delivery and performance of this agreement and the performance of its obligations hereunder has been taken.

     (c) The execution and delivery by the Noteholders of this agreement do not and the performance by them of their obligations under this agreement and the consummation of the transactions contemplated hereby will not:

          (i) in the case of Tepco, conflict with or result in a violation or breach of the organizational documents or bylaws of Tepco;

          (ii) conflict with or result in a violation or breach of any judgment, decree, injunction or similar order of any governmental or regulatory authority or any law, rules, regulations, ordinances or other pronouncements applicable to the Noteholders having the effect of law of the country in Bermuda in the case of Tepco or the U.S in the case of Zamfotis, or, in either case, any political subdivision thereof, or 2

          (iii) (A) conflict with or result in a violation or breach of, (B) constitute (with or without notice or lapse of time or both) a default under, (C) require the Noteholders to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (D) result in the creation or imposition of any lien or encumbrance upon the Noteholders under, any material contract or license to which either Noteholder is a party, and which, individually or in the aggregate with other such material contracts and licenses, is material to the validity or enforceability of this agreement.

     (e) The Noteholders own their respective interests in the Note free and clear of any lien, pledge, voting agreement, or other encumbrance or interest of others, and there is no agreement to hypothecate, borrow, lend, or sell such interest other than this agreement.

     (f) The Noteholders are acquiring the Comtex Shares for investment and not with a view toward, or for resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended. The Noteholders understand that the Comtex Shares will not be registered under the Securities Act of 1933, as amended, by reason of specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of their investment intent as expressed herein. The Noteholders are sophisticated investors, have made an independent evaluation of the investment in the Comtex Shares and/or have consulted with their own advisors concerning the investment and understand fully the risks which may be involved therein. The Noteholders agree that the certificates representing the Comtex Shares may bear the following legend or such other legend to the same effect as Comtex's counsel may deem appropriate:

     "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may in no event be offered, sold, transferred or assigned unless and until the shares have been so registered or, in the opinion of counsel to the company, an exemption from such registration is available."

     6. (a) The terms and conditions of this agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and upon Zamfotis's personal representative. Nothing in this agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this agreement. The parties hereto shall execute such other and further documents, and take such other and further actions as are reasonably necessary to carry out the intents and purposes of this agreement, without notice and additional consideration.

     (b) This agreement shall be governed by and construed under the laws of the State of Delaware.

     (c) No modification or waiver of any provision of this agreement, or delay in enforcing any right or remedy, or consent to departure therefrom shall be effective unless in writing and approved by the parties.



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     (d) This agreement may be executed in multiple counterparts,  each of which shall be deemed an original and all of which taken together shall be but a single instrument.



                                             COMTEX NEWS NETWORK, INC.


                                             By: /s/ Chip Brian
                                                 ------------------------------
                                                 Name:  Chip Brian
                                                 Title:  President and Chief
                                                         Executive Officer


                                             TEPCO LTD.


                                             By: /s/ Ian Gordon
                                                 ------------------------------
                                                 Name:  Ian Gordon
                                                 Title:  Director


                                                 /s/ Andrew S. Zamfotis
                                             ------------------------------
                                              Andrew S. Zamfotis








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